UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 10, 2026, Soligenix, Inc. (the “Company”) received a written notice (the “Bid Price Notice”) from the Listing Qualifications department (the “Nasdaq Staff”) of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market. The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market under the symbol “SNGX,” and the Company is currently monitoring the closing bid price of its common stock and evaluating its alternatives, if appropriate, to resolve the deficiency and regain compliance with this rule.

The Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share and, based upon the closing bid price for the last 30 consecutive business days, the Company no longer meets this requirement. The Bid Price Notice indicated that the Company will be provided 180 calendar days, or until December 7, 2026, in which to regain compliance. If at any time during this period the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Nasdaq Staff will provide the Company with a written confirmation of compliance and the matter will be closed. In the event the Company does not regain compliance with Rule 5550(a)(2) prior to the expiration of the 180 calendar day period, the Nasdaq Staff will provide the Company with written notification that its securities are subject to delisting from The Nasdaq Capital Market. At that time, the Company may appeal the delisting determination to a Nasdaq Listing Qualifications Panel.

Alternatively, if the Company fails to regain compliance with Rule 5550(a)(2) prior to the expiration of the 180 calendar day period, but meets the continued listing requirement for market value of publicly held shares and all of the other applicable standards for initial listing on The Nasdaq Capital Market, with the exception of the minimum bid price, and provides written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary, then the Company may be granted an additional 180 calendar days to regain compliance with Rule 5550(a)(2).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Richard C. Straube, MD, retired from his employment as Chief Medical Officer and Senior Vice President of Soligenix, Inc. (the “Company”) effective August 12, 2025 and entered into a one-year consulting agreement (the “Consulting Agreement”), pursuant to which Dr. Straube served as the Company’s Consulting Chief Medical Officer effective August 16, 2025. Under the Consulting Agreement, Dr. Straube served as an independent contractor and received an hourly consulting fee of $1,000 per hour for up to ten hours per month of consulting work.

On June 11, 2026, in connection with the Company’s decision to terminate the HyBryte™ development program as described under Item 8.01 below, Dr. Straube ceased serving as the Company’s Consulting Chief Medical Officer.  The Company and Dr. Straube have agreed that Dr. Straube will continue to be available to consult with the Company on an as-needed, hourly basis. In the interim, Dr. Straube’s responsibilities will be transitioned to Dr. Christopher Pullion, the Company’s Medical Director.

Item 8.01 Other Events.

Termination of the HyBryte™ Development Program

As previously reported in the Company’s Current Report on Form 8-K filed on April 28, 2026, the Data Monitoring Committee (the “DMC”) completed an interim efficacy analysis of the Company’s confirmatory Phase 3 FLASH2 (Fluorescent Light Activated Synthetic Hypericin 2) clinical trial evaluating HyBryte™ (synthetic hypericin) for the treatment of cutaneous T-cell lymphoma and recommended that the study be halted for futility.  Following a thorough review of the DMC’s recommendation and evaluation of the program’s path forward, on June 11, 2026, the Company’s Board of Directors determined that it is in the best interest of the Company and its stockholders to terminate the HyBryte™ development program.

The Company will undertake an orderly wind-down of the FLASH2 trial and related HyBryte™ development activities. The Company estimates that it will incur approximately $70,000 in charges in connection with the wind-down of the HyBryte™ program, consisting primarily of clinical trial close-out costs and related expenses.

The Company intends to continue to evaluate all strategic options moving forward, including but not limited to merger and acquisition opportunities, as well as the potential of advancing its other pipeline programs, including dusquetide (SGX945) for the treatment of Behçet’s Disease, which has received orphan drug designation from the U.S. Food and Drug Administration, orphan drug designation from the European Commission, and Promising Innovative Medicine designation from the UK Medicines and Healthcare products Regulatory Agency.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words.  Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements.  Such risks and uncertainties include, among others, the Company’s ability to regain compliance with the Nasdaq Listing Rule 5550(a)(2) minimum bid price requirement within the applicable compliance period, the potential delisting of the Company’s common stock from The Nasdaq Capital Market and the potential adverse effects of such delisting on the trading price and liquidity of the Company’s common stock, the Company’s ability to satisfy the requirements for a second compliance period, the uncertainty of identifying, evaluating and completing strategic transactions, including merger and acquisition opportunities, on favorable terms or at all, the ability of the Company to successfully advance its alternative pipeline programs, including dusquetide (SGX945) for the treatment of Behçet’s Disease, the sufficiency of the Company’s capital resources to fund operations and pursue strategic alternatives, and the other risks, uncertainties and factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report for the year ended December 31, 2025 on Form 10-K, which was filed with the SEC, and in other periodic reports on Form 10-Q and Form 8-K. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.  The Company is providing the information in this report as of the date hereof and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

June 12, 2026	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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